Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Daryl Ansel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Annual Report of Grill Concepts, Inc. on Form 10-K for the fiscal year ended December 29, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Grill Concepts, Inc.


                                   By:/s/ Daryl Ansel
                                      ---------------------------
                                   Name: Daryl Ansel
                                   Title: Chief Financial Officer
                                   March 24, 2003

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